UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 24, 2015

Yahoo! Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-28018	77-0398689
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

701 First Avenue Sunnyvale, California	94089
(Address of principal executive offices)	(Zip Code)

(408) 349-3300

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Annual Meeting Results

On June 24, 2015, Yahoo! Inc. (the “Company”) held its 2015 Annual Meeting of Shareholders (the “Annual Meeting”). At the Annual Meeting, the Company’s shareholders voted on the election of directors and the other proposals described in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 29, 2015. The number of votes cast for and against and the number of abstentions and broker non-votes with respect to each matter voted on are set forth below.

1. Election of Directors. At the Annual Meeting, the shareholders elected each director nominee to the Company’s Board of Directors (the “Board”) by the following votes:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
David Filo	618,124,473	2,519,934	4,554,679	141,236,013
Susan M. James	581,376,229	39,292,604	4,530,253	141,236,013
Max R. Levchin	617,976,071	2,741,576	4,481,439	141,236,013
Marissa A. Mayer	618,192,122	6,033,789	973,175	141,236,013
Thomas J. McInerney	618,356,942	2,294,472	4,547,672	141,236,013
Charles R. Schwab	603,334,434	17,197,326	4,667,326	141,236,013
H. Lee Scott, Jr.	615,686,534	4,954,330	4,558,222	141,236,013
Jane E. Shaw, Ph.D.	581,310,203	39,348,615	4,540,268	141,236,013
Maynard G. Webb, Jr.	581,461,871	39,184,766	4,552,448	141,236,013

2. Advisory Vote on Executive Compensation. The shareholders approved, on an advisory, non-binding basis, the Company’s executive compensation by the following vote:

Votes For	Votes Against	Abstentions	Broker Non-Votes
532,451,554	87,581,068	5,166,464	141,236,013

3. Ratification of Independent Auditors. The shareholders ratified the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2015 by the following vote:

Votes For	Votes Against	Abstentions	Broker Non-Votes
755,532,419	6,378,353	4,524,327	0

4. Shareholder Proposal Regarding a Board Committee on Human Rights. The shareholders did not approve a shareholder proposal regarding a Board committee on human rights by the following vote:

Votes For	Votes Against	Abstentions	Broker Non-Votes
25,584,317	524,164,275	75,450,495	141,236,013

5. Shareholder Proposal Regarding Action by Written Consent. The shareholders did not approve a shareholder proposal regarding a right to act by written consent by the following vote:

Votes For	Votes Against	Abstentions	Broker Non-Votes
257,156,055	363,122,829	4,920,202	141,236,013

All vote counts above have been rounded to the nearest whole share.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YAHOO! INC. (Registrant)

By:	/s/ Ronald S. Bell
	Name:	Ronald S. Bell
	Title:	General Counsel and Secretary

Date: June 29, 2015